Fees Summary	Jan. 26, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	12,264.01
Total Transaction Valuation	88,805,264.00
Net Fee	$ 12,264.01